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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights," "Independent Auditors" and "Financial Statements" and to the incorporation by reference of our reports dated February 10, 1995 on the financial statements of the Series comprising The GCG Trust included in this Registration Statement (Form N-1A No. 33-23512) of The GCG Trust.


                                   /s/ Ernst & Young LLP
                                   ---------------------
                                   ERNST & YOUNG LLP


New York, New York
December 22, 1995